EXHIBIT 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/William H. Clark
                                        William H. Clark


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared William H. Clark, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                        Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/Robert J. Dineen
                                        Robert J. Dineen


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared Robert J. Dineen, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                        Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/Arthur J. Doyle
                                        Arthur J. Doyle


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared Arthur J. Doyle, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                       Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/W. Thomas Grant II
                                        W. Thomas Grant II


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared W. Thomas Grant II, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                       Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/George E. Nettels, Jr.
                                        George E. Nettels, Jr.


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared George E. Nettels, Jr., to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                       Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/George A. Russell
                                        George A. Russell


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared George A. Russell, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                        Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/Linda H. Talbott
                                        Linda H. Talbott


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared Linda H. Talbott, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                        Missouri, Clay County

My Commission Expires:

February 25, 1995
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

      That the undersigned, a Director of Kansas City Power & Light Company, a Missouri corporation, does hereby constitute and appoint Drue Jennings, his true and lawful attorney and agent, with full power and authority to execute in the name and on behalf of the undersigned as such director an Annual Report on Form 10-K; hereby granting unto such attorney and agent full power of substitution and revocation in the premises; and hereby ratifying and confirming all that such attorney and agent may do or cause to be done by virtue of these presents.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 1st day of February, 1994.


                                     /s/Robert H. West
                                        Robert H. West


STATE OF MISSOURI        )
                         )     ss
COUNTY OF JACKSON        )


      On this 1st day of February, 1994, before me the undersigned, a Notary Public, personally appeared Robert H. West, to be known to be the person described in and who executed the foregoing instrument, and who, being by me first duly sworn, acknowledged that he executed the same as his free act and deed.

      IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal the day and year last above written.


                                       /s/Janee C. Rosenthal
                                     Notary Public for State of
                                       Missouri, Clay County

My Commission Expires:

February 25, 1995